Execution Version

Exhibit 10.24

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 7, 2019, by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), orbimed royalty opportunities ii, lp, in its capacity as Origination Agent under the Credit Agreement (the “Origination Agent”) and orbimed royalty opportunities ii, lp in its capacity as a Lender under the Credit Agreement and Deerfield Private Design Fund III, L.P. (collectively, the “Lenders”), and acknowledged by Wilmington Trust, National Association (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Origination Agent and the Administrative Agent are party to that certain Credit Agreement, dated as of May 20, 2019 (the “Credit Agreement”), pursuant to which each Lender has extended credit to the Borrower on the terms set forth therein; and

WHEREAS, the Borrower and the Lenders wish to amend certain provisions in the Credit Agreement relating to an exhibit attached thereto;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions; Loan Document.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendment to Exhibit H.  The form of convertible note documentation attached as Exhibit H to the Credit Agreement is hereby amended pursuant to that certain Assignment of Note Purchase Right and Amendment No. 1 to Note Purchase Agreement attached as Exhibit 1 hereto.

3.No Implied Amendment or Waiver.  Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

4.Counterparts; Governing Law.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the parties hereto shall have been received by the Administrative Agent.  Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., in “pdf,” “tiff” or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5.Administrative Agent Authorization. Each of the undersigned Lenders and the Origination Agent hereby authorizes the Administrative Agent to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders and the Origination Agent agrees to be bound by the terms and conditions of this Amendment and such other documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ACUTUS MEDICAL, INC., as the Borrower

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

ORBIMED ROYALTY OPPORTUNITIES II, LP, as Origination Agent and as a Lender

By:	OrbiMed Advisors, LLC,
its investment manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Deerfield Private Design Fund III, L.P., as a Lender

By:	Deerfield Mgmt III, L.P. General Partner
By: J.E. Flynn Capital III, LLC
General Partner

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Acknowledged by:

Wilmington Trust, National Association as Administrative Agent

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Exhibit 1

Amendment to Form of Convertible Note Documentation

[Attached]